Exhibit 10.81

Portions of this document have been redacted pursuant to a confidential treatment request and filed separately with the Securities and Exchange Commission. Redacted portions have been replaced with “*****”.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
U	1	6
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
P00003	25-Mar-2010	SEE SCHEDULE
6. ISSUED BY	CODE	HDTRA1	7. ADMINISTERED BY (If other than item 6)	CODE	S2401A
DCMA TWIN CITIES
DEFENSE THREAT REDUCTION AGENCY/BE-BC	B.H. WHIPPLE FEDERAL BLDG., RM 1150
8725 JOHN J. KINGMAN ROAD, MSC 6201	FT. SNELLING MN 55111
FORT BELVOIR VA 22060-6201

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)	9A. AMENDMENT OF SOLICITATION NO.
AVI BIOPHARMA, INC.
J. DAVID BOYLE II	9B. DATED (SEE ITEM 11)
4575 SWRESEARCH WAY STE 200
CORVALLIS OR 97333-1299	☒	10A. MOD. OF CONTRACT/ORDER NO. HDTRA1-09-C-0046
10B. DATED (SEE ITEM 13)
CODE 49WU1	FACILITY CODE	☒	05-May-2009
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Alt V. Changes
☐	D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: hyattc10960
The purpose of this contract modification is to add tasks per SOW (Attach 1b), add funds in the amount of $3,970,094.20 and extend the POP on subject contract.

AIC# CBM100017478

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
/s/ J. David Boyle II Sr. VP & CFO	Terese M. Herston Contracting Officer Defense Threat Reduction Agency
TEL:	EMAIL:
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ J. David Boyle II	BY /s/ Terese M. Herston
(Signature of person authorized to sign)	3/24/2010	(Signature of Contracting Officer)	3/25/10
EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84	Prescribed by GSA
FAR (48 CFR) 53.243

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $3,970,094.20 from $4,103,402.95 to $8,073,497.15.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0002

This CLIN has been renumbered to CLIN 0003.

CLIN 0002 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002			Lot		$3,970,094.20
	Non-Personal Services
	CPFF
	The contractor shall perform the tasks listed in the Statement of Work entitled “H1N1 Countermeasure Development Extended Influenza Therapeutic Studies,” dated December 17, 2009.
	FOB: Destination

			ESTIMATED COST		$3,694,954.61

			FIXED FEE		$275,139.59
			TOTAL EST COST + FEE		$3,970,094.20
	ACRN AC				$3,970,094.20
	CIN: CBM1000174780002

SECTION C - DESCRIPTIONS AND SPECIFICATIONS

The following have been modified:

252.211-9000 Description/Specifications/Work Statement

The Contractor shall provide the supplies and/or services set forth in Section B, in accordance with the following:

a. Statement of Work entitled “AVI BioPharma PMO Platform – HIN1 Countermeasure Development’, Dated 1 May 2009, Attachment 1 to the Contract and 5 May 2009, Attachment la to the contract.

AND:

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Statement of Work entitled “H1N1 Countermeasure Development Extended Influenza Therapeutic Studies,” dated December 17, 2009.

b. Contract Data Requirements List (DD Form 1423), Exhibit A to the Contract

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0002:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule Item has been deleted from CLIN 0002:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 05-MAY-2009 TO 04-APR-2010	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM HEATHER MANLEY 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 703-767-6281 FOB: Destination	HDTRA1

The following Delivery Schedule item has been added to CLIN 0002:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 05-MAY-2009 TO 30-SEP-2010	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM HEATHER MANLEY 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 703-767-6281 FOB: Destination	HDTRA1

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $3,970,094.20 from $4,103,402.95 to $8,073,497.15.

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CLIN 0002:

Funding on CLIN 0002 is initiated as follows:

ACRN: AC

CIN: CBM1000174780002

Acctng Data: 9700400.2620 1000 B63D 255999 BD32742000 S49012 DODAAC: HD1115

Increase: $3,970,094.20

Total: $3,970,094.20

SECTION I - CONTRACT CLAUSES

The following have been modified:

52.244-2     SUBCONTRACTS (JUN 2007)

(a) Definitions. As used in this clause—

Approved purchasing system means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.

(c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds—

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

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(e)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting—

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination—

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

Tulane University

Burleson Research Technologies
Battelle

OSU

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Helix

(End of clause)

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The following have been modified:

LIST OF DOCUMENTS & EXHIBITS

ATTACHMENT	DESCRIPTION

1	Statement of Work, entitled “AVI BioPharma PMO Platform - H1N1 Countermeasure Development”, dated 1 May 2009, 1 Page

la	Statement of Work, entitled “AVI BioPharma PMO Platform - H1N1 Countermeasure Development”, dated 5 May 2009, 2 Pages

1b	Statement of Work entitled “H1N1 Countermeasure Development Extended Influenza Therapeutic Studies,” dated December 17, 2009.

2	Exhibit A — CDRLs, 2 Pages dated 30 April 2009

(End of Summary of Changes)

HDTRA1-09-C-0046/P00003

Attachment Number 1b

Statement of Work
H1N1 Countermeasure Development Extended Influenza Therapeutic Studies
December 17, 2009

1.                                           OBJECTIVE:

The objective is perform a dose dependant study against H1N1, as well perform therapeutic studies against H5N1 (Avian Flu), Tamiflu resistant H1N1 and H3N2. The rapid response to identify a lead RNA based therapeutic for H1N1 has been successful in both mouse and ferret models to date. An H3N2 viral isolate was selected for mouse studies because no mouse adapted S-OIV virus was available and the studies were designed to mimic the emerging clinical observations as the pandemic expands. While rapid response concerns were directed at H1N1 S-OIV initially, the threat for H5N1 has not been diminished. Further, the need for a broadly applicable flu therapeutic is great given the emergence of multidrug resistance influenza strains. The urgency for such a therapeutic is linked to the capacity for influenza reassortants to acquire viral segments that will confer drug resistance.

2.                                           SCOPE:

This proposal builds on AVI BioPharma’s novel RNA-based therapeutic platform in two critical areas. First, the work builds on the experience with H1N1 influenza in the evaluation of AVI BioPharma’s compounds for the purpose of inhibiting multiple serotypes of influenza viral growth and pathogenesis. Second, the work expands the depth of understanding in the potential for relatively rapid response to emerging infectious disease or designed biological threats in the biowarfare setting.

3.                                           BACKGROUND:

The Orthomyxoviridae are viruses with negative-sense, single stranded and segmented RNA genomes. The influenza A are members of the orthomyxoviridae with 8 RNA segments. The influenza virus genome is dynamic resulting in new vaccine antigens because of shift, mutation and drift. Shift involves a reassortant strains involving shuffling of the RNA segments between different viruses resulting in a quantum genome change. The current S-OIV (H1N1) is a triple reassortant virus with segments from pigs (HA, NP, NA M and NS), humans (PB1), and birds (PB2 and PA). Mutations arise as a result of replication errors due to a relatively low fidelity polymerase.

Influenza virus gains entry to cells through the binding of a hemagglutinin (HA) molecule to sialic acid residues on host cells. Humans express sialic acids on the cell surface linked as a 2,6 N-glycans while birds express the sialic acid linked through a 2,3 N-glycans. An avian virus that acquires the ability to bind a 2,6-linked sialic acids by mutation or reassortment may cross the species barrier. Swine tissues express both forms of sialic acid enabling cells to be coinfected with avian and human viruses. Swine adapted viruses can further combine with human and avian viruses to produce triple reassortants such as the current SOIV (H1N1) with segments from pigs (HA, NP, NA, M and NS), humans (PB1), and birds (PB2 and PA).

The current SOIV (H1N1) has led to 684 deaths from 126,168 cases reported worldwide from April 4 to July 16, 2009. This leads to a case fatality ratio of 0.6 percent

HDTRA1-09-C-0046/P00003

Attachment Number 1b

4.                                     TASKS:

The following nine tasks define the administrative, technical and operational activities to be performed.

4.1                               TASK 1 - Program Management: A team of individuals at AVI BioPharma will work together to facilitate the completion of the proposed work.

4.2                               TASK 10 - Manufacture of lead compounds to support additional ferret studies: Additional manufacturing will be required to support the additional ferret studies.

4.3                               TASKS - 11 and 12 Evaluation of lead compounds in Tamiflu resistant H1N1 S-OIV:

Proposed Study Design:

1. Route of viral challenge- intranasal

2. Route of drug delivery- subcutaneous or intravenous

a.               Anesthesia

b.              Time of dose with respect to viral challenge to be determined

3. Dose and design:

a.               Intended dose escalation study with lead compound

b.              Include scramble sequence control, saline control and Oseltamivir positive control

4. Propose repeat evaluation study

5. Animals: 8 groups of 6 ferrets of both genders randomized to each cohort (if single gender only then please provide rationale)

6. Viral challenge

a.               Study 5 and 6: H1N1 (Tamiflu resistant H1N1 strain from 2009 obtained from CDC)

7. Study design:

TABLE 1. Ferret Study 5 and Repeat (Study 6)

Group	Dose Interval	Dose mg/kg	Treatment Schedule	Agent	Animals(1)
1	*****(2)	*****	*****	AVI Lead agent	6
2	*****	*****	*****	AVI Lead agent	6
3	*****	*****	*****	AVI Lead agent	6
4	*****	*****	*****	Scramble agent	6
5	*****	*****	*****	Scramble agent	6
6	*****	*****	*****	Scramble agent	6
7	*****	*****	*****	Oseltamivir	6
8	*****	*****	*****	Saline (vehicle)	6

(1) Availability of females may not be feasible. If the first study is all males then repeat studies must include females.

(2) *****

8.               Efficacy Endpoints

a.               A composite endpoint: Nasal washing viral load AUC reduced by >75% at 96 hours and at least a directionally consistent favorable effect is seen on nasal washing inflammatory cell count AUC, fever and clinical signs.

b.              Efficacy measures Day 0 to 7:

HDTRA1-09-C-0046/P00003

Attachment Number 1b

i.	Viral titer in nasal wash each day
ii.	Body temperature- monitored by telemetry
iii.	Weight loss- body weight measured daily
iv.	Signs of respiratory distress- clinical score
v.	Activity score

c.               Sacrifice 3 ferrets per group on day 3 and Day 7 to collect organs for histopathology evaluation and viral titers in lung and spleen (save samples for sequence determination of persistent virus, possible insight into resistance mechanisms).

d.              Please indicate method for determining viral titer, Q-RT-PCR or plaque assay

9.               Safety Endpoints

a.               No test-article-related mortality, severe adverse events, or pulmonary findings of significant concern.

4.4                               TASKS 13 and 14: Evaluation of lead compounds in Emerging Avian Influenza A (H5N1)

Proposed Study Design: (Items 1-5 see above)

6.               Viral challenge Study 7 and 8: H5N1 (A/Vietnam/1203/04 obtained from CDC)

7.               Study design (see Table 1 above):

8.               Efficacy Endpoints (see above)

9.               Safety Endpoints (see above)

4.5                               TASKS 15 and 16: Evaluation of lead compounds in ferret model of seasonal H3N2

Proposed Study Design: (Items 1-5 see above)

6.          Viral challenge Study 9 and 10: H3N2 (A/HongKong/68 obtained from CDC)

7.          Study design(see Table 1 above):

8.          Efficacy Endpoints (see above)

9.          Safety Endpoints (see above)

4.6                               TASK 17 - Pharmacokinetic, Pilot Toxicology and Mechanism of Action Studies: The rapid response provides an agent that is active in an animal model but confidence needs to be established for extending studies to humans. Greater flexibility is desired for the considerations of route of administration, dose estimation and dose interval. These parameters are determined from pharmacokinetic evaluation of the lead therapeutic agent.

Initial studies to determine the binding affinity of the lead for the target RNA will be established using a BiaCore to measure association, dissociation and equilibrium binding constants and establishment of an ID50 will be evaluated by in vitro translation. Together these will facilitate the relationship between concentration and efficacy and provide supportive information for interpretation of tissue concentrations

Prior to conducting pharmacokinetic studies, an analytical method must be established. The contractor will establish initial feasibility studies with their subcontractor to conduct analysis of blood, tissue and urine samples. The subcontractor has developed a 96 parallel assay technique, which is essential for rapid response evaluation of pharmacokinetic information.

TASK 18 - Rapid Response II (Additional Sequence Synthesis): An additional rapid response exercise is planned for 2010. The exercise involves planning monthly visits to Washington DC to meet with other groups under TMTI contracts. The purpose of the meetings is to integrate and plan for information

HDTRA1-09-C-0046/P00003

Attachment Number 1b

transfer of sequence information regarding infectious agents of interest to TMTI. The remaining elements of the task are to design and synthesize oligomers for this rapid response exercise. Time for program management under this task is included.

5.                                      DELIVERABLES

In accordance with Exhibit A.